EXHIBIT 99.1




                              ABS New Transaction



                            Computational Materials
                            -----------------------



                                $2,498,375,000
                                 (Approximate)


                                  CWABS, Inc.
                                   Depositor


                          ASSET-BACKED CERTIFICATES,
                                 SERIES 2004-2





                        [LOGO OMITTED] Countrywide(SM)
                        ------------------------------
                                  HOME LOANS
                          Seller and Master Servicer

    [LOGO OMITTED] Countrywide
    --------------------------                      Computational Materials for
      SECURITIES CORPORATION             Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                            Series 2004-2
------------------------------------------------------------------------------

The attached tables and other sample pool analyses, together with all other information presented herein (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Countrywide Securities, the issuer of the securities nor any of its other affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a sample pool of Mortgage Loans expected to be included in the Trust along with other Mortgage Loans on the Closing Date. In addition, certain Mortgage Loans contained in this sample pool may be deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date. This sample pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the sample pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the sample pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.








------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

    [LOGO OMITTED] Countrywide
    --------------------------                      Computational Materials for
      SECURITIES CORPORATION             Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                            Series 2004-2
------------------------------------------------------------------------------

Preliminary Term Sheet                                                                                 Date Prepared: March 10, 2004


                                                    $2,498,375,000 (Approximate)

                                           CWABS Asset-Backed Certificates, Series 2004-2

------------ ----------------- --------------- ------------------ ------------------ ------------------ ----------------------------
                 Principal      WAL (Years)     Payment Window     Expected Ratings   Last Scheduled            Certificate
Class(1)(2)       Balance(3)     Call/Mat(4)   (Mos) Call/Mat(4)   (S&P/Moody's)(5)  Distribution Date              Type
-----             -------        --------      --------------      ----------------  -----------------              ----
1-A               973,840,000   2.27 / 2.48      1-78 / 1-187          AAA/Aaa           July 2034          Floating Rate Senior
------------ ----------------- ---------------------------------- ------------------ ------------------ ----------------------------
2-A               465,535,000         Not Offered Herein               AAA/Aaa                              Floating Rate Senior
------------ ----------------- ---------------------------------- ------------------ ------------------ ----------------------------
3-A-1             285,678,000         Not Offered Herein               AAA/Aaa                              Floating Rate Senior
------------ ----------------- ---------------------------------- ------------------ ------------------ ----------------------------
3-A-2             200,000,000         Not Offered Herein               AAA/Aaa                              Floating Rate Senior
------------ ----------------- ---------------------------------- ------------------ ------------------ ----------------------------
3-A-3              43,246,000         Not Offered Herein               AAA/Aaa                              Floating Rate Senior
------------ ----------------- ---------------------------------- ------------------ ------------------ ----------------------------
3-A-4             112,626,000         Not Offered Herein               AAA/Aaa                              Floating Rate Senior
------------ ----------------- --------------- ------------------ ------------------ ------------------ ----------------------------
M-1               151,800,000   4.63 / 5.13     42-78 / 42-150         AA+/Aa2           May 2034         Floating Rate Mezzanine
M-2                50,600,000   4.51 / 4.98     41-78 / 41-135          AA/Aa3          April 2034        Floating Rate Mezzanine
M-3                44,275,000   4.47 / 4.91     40-78 / 40-128          AA/A1           April 2034        Floating Rate Mezzanine
M-4                31,625,000   4.45 / 4.84     39-78 / 39-120          AA-/A2          March 2034        Floating Rate Mezzanine
M-5                44,275,000   4.43 / 4.77     38-78 / 38-114           A/A3          February 2034      Floating Rate Mezzanine
M-6                37,950,000   4.40 / 4.64     38-78 / 38-103         A-/Baa1         December 2033      Floating Rate Mezzanine
M-7                31,625,000   4.38 / 4.45     37-78 / 37-90         BBB+/Baa2       September 2033      Floating Rate Mezzanine
B                  25,300,000   4.09 / 4.09     37-74 / 37-74         BBB-/Baa3        February 2033      Floating Rate Mezzanine
------------ ----------------- --------------- ------------------ ------------------ ------------------ ----------------------------
  Total:       $2,498,375,000
------------ ----------------- --------------- ------------------ ------------------ ------------------ ----------------------------

(1)  The Class 1-A Certificates are backed primarily by the cashflows from the Group 1 Mortgage Loans, the Class 2-A Certificates
     (which are not offered herein) are backed primarily by the cashflows from the Group 2 Mortgage Loans and the Class 3-A-1, Class
     3-A-2, Class 3-A-3 and Class 3-A-4 Certificates (together, the "Class 3-A Certificates," which are not offered herein) are backed primarily by the cashflows from the Group 3 Mortgage Loans. Together, the Class 1-A Certificates, Class 2-A Certificates
     and Class 3-A Certificates are referred to herein as the "Senior Certificates." Under certain conditions referred to under
     "Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Senior Certificate(s)
     related to the other loan group. The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class B
     Certificates (collectively, the "Subordinate Certificates") are backed by the cashflows from all of the Mortgage Loans.
(2)  The margins on the Senior Certificates and the Subordinate Certificates will be equal to 2.0x and 1.5x, respectively, after the
     Clean-up Call date.
(3)  The principal balance of each Class of Certificates is subject to a 10% variance.
(4)  See "Pricing Prepayment Speed" below.
(5)  Rating Agency Contacts: Standard and Poor's, Linda Wu, 212-438-1567; Moody's, Tamara Zaliznyak, 212-553-7761.

Trust:                         Asset-Backed Certificates, Series 2004-2.

Depositor:                     CWABS, Inc.

Seller:                        Countrywide Home Loans, Inc ("Countrywide").

Master Servicer:               Countrywide Home Loans Servicing LP.

Underwriters:                  Countrywide Securities Corporation (Lead
                               Manager), Bear, Stearns & Co. Inc. and Banc One
                               Capital Markets, Inc. (Co-Managers).

Trustee/Custodian:             The Bank of New York, a New York banking
                               corporation.

Offered Certificates:          The Senior Certificates (including the Class
                               2-A and Class 3-A Certificates, which are not being offered herein) and the Subordinate
                               Certificates are together referred to herein as the "Offered Certificates" and are expected to be offered as described in the final prospectus supplement.



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

    [LOGO OMITTED] Countrywide
    --------------------------                      Computational Materials for
      SECURITIES CORPORATION             Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                            Series 2004-2
------------------------------------------------------------------------------

Non-Offered Certificates:      The "Non-Offered Certificates"
                               consist of the Class C, Class P and Class A-R
                               Certificates.

                               The Offered Certificates and Non-Offered
                               Certificates are together referred to herein as the "Certificates."

Federal Tax Status:            It is anticipated that the Senior Certificates
                               and the Subordinate Certificates will represent ownership of REMIC regular interests for tax purposes.

Registration:                  The Offered Certificates will be available in
                               book-entry form through DTC, Clearstream,
                               Luxembourg and the Euroclear System.

Statistical Pool
Calculation Date:              March 1, 2004.

Cut-off Date:                  As to any Mortgage Loan, the later of March 1,
                               2004 and the origination date of such Mortgage
                               Loan.

Expected Pricing Date:         March [12], 2004.

Expected Closing Date:         March 30, 2004.

Expected Settlement Date:      March 30, 2004.

Distribution Date:             The 25th day of each month (or, if not a
                               business day, the next succeeding business
                               day), commencing in April 2004.

Accrued Interest:              The price to be paid by investors for the
                               Senior Certificates and the Subordinate
                               Certificates will not include accrued interest
                               (i.e., settling flat).

Interest Accrual Period:       The "Interest Accrual Period" for each
                               Distribution Date with respect to the Senior
                               Certificates and the Subordinate Certificates will be the period beginning with the previous
                               Distribution Date (or, in the case of the first
                               Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date
                               (calculated on an actual/360 day basis).

ERISA Eligibility:             The Senior Certificates and the Subordinate
                               Certificates are expected to be ERISA eligible.

SMMEA Eligibility:             None of the Certificates will constitute
                               "mortgage related securities" for the purposes of SMMEA.

Optional Termination:          The "Clean-up Call", subject to any
                               restrictions set forth in the transaction documents, may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off
                               Date.









------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

    [LOGO OMITTED] Countrywide
    --------------------------                      Computational Materials for
      SECURITIES CORPORATION             Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                            Series 2004-2
------------------------------------------------------------------------------

Pricing Prepayment Speed:      The Senior Certificates and the Subordinate
                               Certificates were priced based on the following collateral prepayment assumptions:

                               -------------------------------------------------
                               Fixed Rate Mortgage Loans
                               -------------------------------------------------
                               100% PPC assumes 22% HEP (i.e., prepayments
                               start at 2.2% CPR in month one, and increase by 2.2% CPR each month to 22% CPR in month ten, and remain at 22% CPR thereafter).
                               -------------------------------------------------

                               -------------------------------------------------
                               Adjustable Rate Mortgage Loans
                               -------------------------------------------------
                               100% PPC, which assumes 4% CPR in month 1, an additional 1/11th of 26% CPR for each month thereafter, building to 30% CPR in month 12 and remaining constant at 30% CPR until month 23, increasing to and remaining constant at 70% CPR from month 24 until month 27 and decreasing and remaining constant at 35% CPR from month 28 and thereafter; provided, however, the prepayment rate will not exceed 85% CPR per annum in any period for any percentage of PPC.
                               -------------------------------------------------

Mortgage Loans:                The collateral tables included in these
                               Computational Materials as Appendix A represent a statistical pool of Mortgage Loans with scheduled balances as of the Statistical Pool
                               Calculation Date (the "Statistical Pool"). It is expected that (a) additional mortgage loans will be included in the Trust on the Closing
                               Date and (b) certain Mortgage Loans may be prepaid or otherwise deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date (the "Mortgage Pool"). The characteristics of the Mortgage Pool may vary from the characteristics of the Statistical
                               Pool described herein, although any such difference is not expected to be material. See the attached collateral descriptions for additional information.

                               As of the Statistical Pool Calculation Date, the aggregate principal balance of the Statistical Pool Mortgage Loans was approximately $2,575,007,159 of which: (i) approximately $833,464,705 were conforming balance adjustable rate mortgage loans and approximately $371,927,320 were conforming balance fixed rate mortgage loans made to credit blemished borrowers (the "Group 1 Mortgage Loans"), (ii) approximately $413,488,830 were adjustable rate mortgage loans and approximately $162,403,610 were fixed rate mortgage loans made to credit blemished borrowers (the "Group 2 Mortgage Loans") and
                               (iii) approximately $513,113,298 were
                               adjustable rate mortgage loans and
                               approximately $280,609,395 were fixed rate mortgage loans made to credit blemished borrowers (the "Group 3 Mortgage Loans" and, together with the Group 1 and Group 2 Mortgage Loans, the "Mortgage Loans").

Pass-Through Rate:             The "Pass-Through Rate" for each class of
                               Senior Certificates and Subordinate
                               Certificates will be equal to the lesser of (a) one-month LIBOR plus the related margin for such Class, and (b) the related Net Rate Cap.

Adjusted Net
Mortgage Rate:                 The "Adjusted Net Mortgage Rate" for each
                               Mortgage Loan is equal to the gross mortgage rate of the Mortgage Loan less the sum of (a) the servicing fee rate and (b) the trustee fee rate (such sum, the "Expense Fee Rate").









------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

    [LOGO OMITTED] Countrywide
    --------------------------                      Computational Materials for
      SECURITIES CORPORATION             Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                            Series 2004-2
------------------------------------------------------------------------------

Net Rate Cap:                  The "Net Rate Cap" is generally equal to the
                               following:

                               ---------------- --------------------------------
                               Class
                               ---------------- --------------------------------
                               1-A              The weighted average Adjusted
                                                Net Mortgage Rate of the Group
                                                1 Mortgage Loans, (adjusted to
                                                an effective rate reflecting
                                                the accrual of interest on an
                                                actual/360 basis).
                               ---------------- --------------------------------
                               2-A              The weighted average Adjusted
                                                Net Mortgage Rate of the Group
                                                2 Mortgage Loans (adjusted to
                                                an effective rate reflecting
                                                the accrual of interest on an
                                                actual/360 basis).
                               ---------------- --------------------------------
                               3-A              The weighted average Adjusted
                                                Net Mortgage Rate of the Group
                                                3 Mortgage Loans (adjusted to
                                                an effective rate reflecting
                                                the accrual of interest on an
                                                actual/360 basis).
                               ---------------- --------------------------------
                               Subordinate      The weighted average of the Net
                               Certificates     Rate Caps of the Senior
                                                Certificates, in each case,
                                                weighted on the basis of the
                                                excess of the principal balance
                                                of the related Mortgage Loans
                                                over the aggregate principal
                                                balance of the related Senior
                                                Certificates (adjusted to an
                                                effective rate reflecting the
                                                accrual of interest on an
                                                actual/360 basis).
                               ---------------- --------------------------------

Net Rate Carryover:            For any Class of Senior Certificates and
                               Subordinate Certificates and any Distribution
                               Date, the "Net Rate Carryover" will equal the sum of (a) the excess of (i) the amount of such interest thereon that would have accrued if the applicable Pass-Through Rate had not been limited by the Net Rate Cap over (ii) the amount of interest accrued based on the Net
                               Rate Cap, and (b) the aggregate of any unpaid
                               Net Rate Carryover from previous Distribution
                               Dates together with accrued interest thereon at the related Pass-Through Rate (without giving effect to the Net Rate Cap). Net Rate Carryover will be paid to the extent available from proceeds received on the Corridor Contract and Excess Cashflow remaining from the applicable loan group(s), as described under the heading
                               "Certificates Priority of Distributions" below.

Corridor Contract:             The Trust will include one Corridor Contract
                               for the benefit of the Offered Certificates
                               (the "Corridor Contract"). After the Closing
                               Date, the notional amount of the Corridor
                               Contract will amortize down pursuant to an amortization schedule (as set forth in an appendix hereto) that is generally estimated to decline in relation to the amortization of the Offered Certificates. With respect to each Distribution Date, payments received on the Corridor Contract will be available to pay the holders of the Offered Certificates the related
                               Net Rate Carryover, pro rata, first based on certificate principal balances thereof and second based on any remaining unpaid Net Rate
                               Carryover. Any amounts received on the Corridor
                               Contract on a Distribution Date that are not used to pay the Net Rate Carryover on the Offered Certificates on such Distribution Date will be distributed to the holder of the Class
                               C Certificate(s) and will not be available for payments of Net Rate Carryover on the Offered
                               Certificates on future Distribution Dates.









------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

    [LOGO OMITTED] Countrywide
    --------------------------                      Computational Materials for
      SECURITIES CORPORATION             Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                            Series 2004-2
------------------------------------------------------------------------------

Credit Enhancement:            The Trust will include the following credit
                               enhancement mechanisms, each of which is intended to provide credit support for some or all of the Senior Certificates and the Subordinate Certificates, as the case may be:

                                    1)  Subordination
                                    2)  Overcollateralization
                                    3)  Excess Cashflow

                               -------------- ------------------ ---------------------------- -------------------------
                                                                                              Target Subordination at
                                   Class         S&P/Moody's      Initial Subordination (1)         Stepdown (1)
                               -------------- ------------------ ---------------------------- -------------------------
                               Senior              AAA/Aaa                 17.75%                      35.50%
                               Certificates
                               -------------- ------------------ ---------------------------- -------------------------
                               M-1                 AA+/Aa2                 11.75%                      23.50%
                               -------------- ------------------ ---------------------------- -------------------------
                               M-2                 AA/Aa3                   9.75%                      19.50%
                               -------------- ------------------ ---------------------------- -------------------------
                               M-3                  AA/A1                   8.00%                      16.00%
                               -------------- ------------------ ---------------------------- -------------------------
                               M-4                 AA-/A2                   6.75%                      13.50%
                               -------------- ------------------ ---------------------------- -------------------------
                               M-5                  A/A3                    5.00%                      10.00%
                               -------------- ------------------ ---------------------------- -------------------------
                               M-6                 A-/Baa1                  3.50%                      7.00%
                               -------------- ------------------ ---------------------------- -------------------------
                               M-7                BBB+/Baa2                 2.25%                      4.50%
                               -------------- ------------------ ---------------------------- -------------------------
                               B                  BBB-/Baa3                 1.25%                      2.50%
                               -------------- ------------------ ---------------------------- -------------------------

                               (1) Initial Overcollateralization at closing is 1.25%. Does not include any credit for
                                   Excess Interest.

Subordination:                 The Subordinate Certificates will be
                               subordinate to, and provide credit support for, the Senior Certificates. Among the Subordinate
                               Certificates, they will rank in priority from highest to lowest in the following order: Class
                               M-1, Class M-2, Class M-3, Class M-4, Class
                               M-5, Class M-6, Class M-7 and Class B
                               Certificates, with each subsequent Class providing credit support for the prior Class or Classes, if any.

Overcollateralization:         On the Closing Date, the principal balance of
                               the Mortgage Loans will exceed the principal balance of the Certificates, resulting in Overcollateralization equal to the Initial
                               Overcollateralization Target (as defined below). Any realized losses on the Mortgage
                               Loans will be applied first to Excess Cashflow and then to Overcollateralization. In the event that the Overcollateralization is so reduced, Excess Cashflow will be directed to pay principal on the Certificates, resulting in the limited acceleration of the Certificates relative to the amortization of the Mortgage
                               Loans, until the Overcollateralization reaches the Overcollateralization Target. Upon this event, the acceleration feature will cease, unless the amount of Overcollateralization is reduced by realized losses.

Overcollateralization
Target: Prior to the Stepdown Date, the Initial Overcollateralization Target will be equal to 1.25% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "Initial Overcollateralization Target"). The Initial Overcollateralization Target will be met on the Closing Date.

                               On or after the Stepdown Date, the
                               Overcollateralization Target will be equal to 2.50% of the aggregate principal balance of the Mortgage Loans for the related Distribution Date, subject to a floor of 0.50% (the "O/C Floor") of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date; provided, however, that if a Trigger Event (as described herein) is in effect on the related Distribution Date, the Overcollateralization Target will be equal to the Overcollateralization Target on the Distribution Date immediately preceding the Distribution Date on which such Trigger Event is in effect.

Excess Cashflow:               "Excess Cashflow" for any Distribution Date
                               will be equal to the available funds remaining after interest and principal distributions as described under Clauses 1) and 2) of "Certificates Priority of Distributions."



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

    [LOGO OMITTED] Countrywide
    --------------------------                      Computational Materials for
      SECURITIES CORPORATION             Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                            Series 2004-2
------------------------------------------------------------------------------

Trigger Event:                 A "Trigger Event" will be in effect on a
                               Distribution Date if either (or both) a
                               Delinquency Trigger or a Cumulative Loss
                               Trigger is in effect on such Distribution Date.

Delinquency Trigger:           With respect to the Certificates, a
                               "Delinquency Trigger" will occur if the product of (a) 2.30 and (b) the three month rolling average 60+ day delinquency percentage
                               (including bankruptcy, foreclosure, and REO) for the outstanding Mortgage Loans equals or exceeds the current Required Percentage. As used above, the "Required Percentage" with respect to any Distribution Date is the percentage equivalent of a fraction, the numerator of which is equal to: (a) the excess of (i) the aggregate current principal balance of the Mortgage Loans for the preceding
                               Distribution Date, over (ii) the aggregate certificate principal balance of the most senior class or classes of Certificates as of the preceding master servicer advance date, and the denominator of which is equal to (b) the aggregate current principal balance of the Mortgage Loans for the preceding Distribution
                               Date.

Cumulative Loss Trigger:       With respect to the Certificates, a "Cumulative
                               Loss Trigger" will occur if the aggregate amount of Realized Losses on the Mortgage Loans exceeds the applicable percentage of the Cut-off Date Principal Balance of the Mortgage
                               Loans, as set forth below:

                                Period (month)            Percentage
                                --------------            ----------
                                37 - 48                   3.00% with respect to April 2007, plus an additional
                                                          1/12th of 1.50% for each month thereafter
                                49 - 60                   4.50% with respect to April 2008, plus an additional
                                                          1/12th of 1.25% for each month thereafter
                                61 - 72                   5.75% with respect to April 2009, plus an additional
                                                          1/12th of 0.50% for each month thereafter
                                73+                       6.25%

Stepdown Date:                 The earlier to occur of:
                                 (i)  the Distribution Date on which the
                                        aggregate principal balance of the
                                        Senior Certificates is reduced to zero;
                                        and
                                 (ii) the later to occur of:
                                        a.  the Distribution Date in April
                                            2007.
                                        b.  the first Distribution Date on
                                            which the aggregate principal
                                            balance of the Senior Certificates
                                            is less than or equal to 64.50% of
                                            the aggregate principal balance of
                                            the Mortgage Loans for such
                                            Distribution Date.

Allocation of Losses:          Any realized losses on the Mortgage Loans not
                               covered by Excess Interest or
                               Overcollateralization will be allocated to each class of Subordinate Certificates, in the following order: to the Class B, Class M-7, Class M-6, Class M-5, Class M-4, Class M-3,
                               Class M-2 and Class M-1 Certificates, in that order, in each case until the respective certificate principal balance of such class of Subordinate Certificates has been reduced to zero.

Certificates Priority
of Distributions:              Available funds from the Mortgage Loans will be
                               distributed in the following order of priority:

                               1) Interest funds sequentially, as follows: (a) from interest funds related to the Group 1, Group 2 and Group 3 Mortgage Loans, respectively, current and unpaid interest concurrently to (i) the Class 1-A Certificates,
                               (ii) the Class 2-A Certificates and (iii) the Class 3-A Certificates, then (b) from interest funds related to all of the Mortgage Loans, current interest sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class B Certificates;
                               2) Principal funds, as follows: (a) from principal funds related to the Group 1 Mortgage Loans to the Class 1-A Certificates, from principal funds related to the Group 2 Mortgage Loans to the Class 2-A Certificates and from principal funds related to the Group 3 Mortgage Loans sequentially to (i) the Class 3-A-1 Certificates, then (ii) pro rata, to (x) the Class 3-A-2 and Class 3-A-3 Certificates, sequentially and (y) the Class 3-A-4 Certificates, then (b) from principal funds related to all of the

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

    [LOGO OMITTED] Countrywide
    --------------------------                      Computational Materials for
      SECURITIES CORPORATION             Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                            Series 2004-2
------------------------------------------------------------------------------

                               Mortgage Loans sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class B Certificates, each as described more fully under "Principal Paydown" below;
                               3) Any Excess Cashflow to the Senior
                               Certificates and/or the Subordinate
                               Certificates (as applicable) to restore
                               Overcollateralization as described under
                               "Overcollateralization Target" and "Principal Paydown," respectively;
                               4) Any remaining Excess Cashflow to pay (a) any unpaid interest, then (b) to pay any unpaid realized loss amounts sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class B Certificates;
                               5) Any remaining Excess Cashflow to pay Net
                               Rate Carryover remaining unpaid after
                               application of amounts received under the Corridor Contract (as described above); and
                               6) To the Class C Certificates, any remaining amount.

                               Proceeds from Excess Cashflow available to cover Net Rate Carryover (after application of amounts received under the Corridor Contract) shall generally be distributed to the Offered Certificates on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover.

                               As described in the prospectus supplement, under certain circumstances principal or interest from an unrelated Loan Group may be used to pay the Senior Certificates related to another Loan Group.

Principal Paydown:             Prior to the Stepdown Date or if a Trigger
                               Event is in effect on any Distribution Date, 100% of the available principal funds from each Loan Group will be paid to the related Senior
                               Certificates, provided, however, that if the Senior Certificates have been retired, such amounts will be applied sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4,
                               Class M-5, Class M-6, Class M-7 and Class B
                               Certificates. If, prior to the Stepdown Date or in a period when a Trigger Event is in effect, one or more Classes of Senior Certificates are retired prior to the other Senior Certificates, 100% the principal collections on the related
                               Mortgage Loans will be paid to the remaining
                               Senior Certificates until they are retired (as described in the Prospectus Supplement).

                               On any Distribution Date on or after the Stepdown Date, and if a Trigger Event is not in effect on such Distribution Date, all the Senior Certificates and the Subordinate Certificates will be entitled to receive payments of principal in the following order of priority: (i) first, concurrently, (a) from principal collections related to the Group 1 Mortgage Loans, to the Class 1-A Certificates,
                               (b) from principal collections related to the Group 2 Mortgage Loans, to the Class 2-A Certificates and (c) from principal collections related to the Group 3 Mortgage Loans, sequentially to (i) the Class 3-A-1 Certificates, then (ii) pro rata, to (x) the Class 3-A-2 and Class 3-A-3 Certificates, sequentially and (y) the Class 3-A-4 Certificates, in each case, such that the Senior Certificates in the aggregate will have 35.50% Subordination, (ii) second, to the Class M-1 Certificates such that the Class M-1 Certificates will have 23.50% Subordination,
                               (iii) third, to the Class M-2 Certificates such that the Class M-2 Certificates will have 19.50% Subordination, (iv) fourth, to the Class M-3 Certificates such that the Class M-3 Certificates will have 16.00% Subordination,
                               (v) fifth, to the Class M-4 Certificates such that the Class M-4 Certificates will have 13.50% Subordination, (vi) sixth, to the Class M-5 Certificates such that the Class M-5 Certificates will have 10.00% Subordination,
                               (vii) seventh, to the Class M-6 Certificates such that the Class M-6 Certificates will have 7.00% Subordination, (viii) eighth, to the Class M-7 Certificates, such that the Class M-7 Certificates will have 4.50% Subordination and
                               (ix) ninth, to the Class B Certificates such that the Class B Certificates will have 2.50% Subordination; each subject to the O/C Floor.

                               Provided, however, that if the Certificate principal balances of the Subordinate Certificates are reduced to zero, principal will be paid from each Loan Group to the Senior Certificates as more fully described in the Prospectus Supplement.

             [Discount Margin Tables, Corridor Contract Schedule,
           Available Funds Schedule and Collateral Tables to Follow]

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

    [LOGO OMITTED] Countrywide
    --------------------------                      Computational Materials for
      SECURITIES CORPORATION             Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                            Series 2004-2
------------------------------------------------------------------------------

                                     Discount Margin Tables (%) (1)


           Class 1-A (To Call)
           -----------------------------------------------------------------------------------
                Margin                     0.220%
           -----------------------------------------------------------------------------------
           Percent of Pricing              0%        80%        100%       120%       150%
           Prepayment Speed
           ===================================================================================
             DM @ 100-00                   22         22         22         22         22
           ===================================================================================
            WAL (yr)                     18.31       2.90       2.27       1.75       1.36
            MDUR (yr)                    16.05       2.84       2.23       1.73       1.36
            First Prin Pay               Apr04      Apr04      Apr04      Apr04      Apr04
            Last Prin Pay                Oct32      Jun12      Sep10      May09      Mar07
           -----------------------------------------------------------------------------------

           Class 1-A (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                     0.220%
           -----------------------------------------------------------------------------------
           Percent of Pricing              0%        80%        100%       120%       150%
           Prepayment Speed
           ===================================================================================
             DM @ 100-00                   22         24         24         24         22
           ===================================================================================
            WAL (yr)                     18.36       3.17       2.48       1.93       1.36
            MDUR (yr)                    16.08       3.07       2.43       1.90       1.36
            First Prin Pay               Apr04      Apr04      Apr04      Apr04      Apr04
            Last Prin Pay                Jan34      May23      Oct19      Mar17      Mar07
           -----------------------------------------------------------------------------------


           Class M-1 (To Call)
           -----------------------------------------------------------------------------------
                Margin                     0.500%
           -----------------------------------------------------------------------------------
           Percent of Pricing              0%        80%        100%       120%       150%
           Prepayment Speed
           ===================================================================================
             DM @ 100-00                   50         50         50         50         50
           ===================================================================================
            WAL (yr)                     26.05       5.42       4.63       4.59       4.06
            MDUR (yr)                    21.38       5.20       4.49       4.45       3.96
            First Prin Pay               Nov25      Jun07      Sep07      Feb08      Mar07
            Last Prin Pay                Oct32      Jun12      Sep10      May09      Apr08
           -----------------------------------------------------------------------------------

           Class M-1 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                   0.500%
           -----------------------------------------------------------------------------------
           Percent of Pricing              0%        80%        100%       120%       150%
           Prepayment Speed
           ===================================================================================
             DM @ 100-00                   50         52         52         52         59
           ===================================================================================
            WAL (yr)                     26.18       6.04       5.13       5.01       6.29
            MDUR (yr)                    21.46       5.73       4.93       4.84       6.00
            First Prin Pay               Nov25      Jun07      Sep07      Feb08      Mar07
            Last Prin Pay                Nov33      Sep19      Sep16      Jun14      Jul14
           -----------------------------------------------------------------------------------

(1) See definition of Pricing Prepayment Speed above.



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

    [LOGO OMITTED] Countrywide
    --------------------------                      Computational Materials for
      SECURITIES CORPORATION             Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                            Series 2004-2
------------------------------------------------------------------------------

           Class M-2 (To Call)
           -----------------------------------------------------------------------------------
                Margin                   0.650%
           -----------------------------------------------------------------------------------
           Percent of Pricing              0%        80%        100%       120%       150%
           Prepayment Speed
           ===================================================================================
             DM @ 100-00                   65         65         65         65         65
           ===================================================================================
            WAL (yr)                     26.05       5.40       4.51       4.17       4.07
            MDUR (yr)                    20.97       5.15       4.35       4.05       3.95
            First Prin Pay               Nov25      May07      Aug07      Dec07      Apr08
            Last Prin Pay                Oct32      Jun12      Sep10      May09      Apr08
           -----------------------------------------------------------------------------------

           Class M-2 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                   0.650%
           -----------------------------------------------------------------------------------
           Percent of Pricing              0%        80%        100%       120%       150%
           Prepayment Speed
           ===================================================================================
             DM @ 100-00                   65         68         68         68         68
           ===================================================================================
            WAL (yr)                     26.17       5.97       4.98       4.57       4.56
            MDUR (yr)                    21.05       5.64       4.76       4.40       4.41
            First Prin Pay               Nov25      May07      Aug07      Dec07      Apr08
            Last Prin Pay                Oct33      Mar18      Jun15      May13      May11
           -----------------------------------------------------------------------------------

           Class M-3 (To Call)
           -----------------------------------------------------------------------------------
                Margin                   0.950%
           -----------------------------------------------------------------------------------
           Percent of Pricing              0%        80%        100%       120%       150%
           Prepayment Speed
           ===================================================================================
             DM @ 100-00                   95         95         95         95         95
           ===================================================================================
            WAL (yr)                     26.05       5.39       4.47       4.05       3.97
            MDUR (yr)                    20.19       5.09       4.28       3.90       3.83
            First Prin Pay               Nov25      May07      Jul07      Oct07      Jan08
            Last Prin Pay                Oct32      Jun12      Sep10      May09      Apr08
           -----------------------------------------------------------------------------------

           Class M-3 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                   0.950%
           -----------------------------------------------------------------------------------
           Percent of Pricing              0%        80%        100%       120%       150%
           Prepayment Speed
           ===================================================================================
             DM @ 100-00                   95         99         99         99         98
           ===================================================================================
            WAL (yr)                     26.17       5.93       4.91       4.42       4.25
            MDUR (yr)                    20.26       5.54       4.65       4.23       4.08
            First Prin Pay               Nov25      May07      Jul07      Oct07      Jan08
            Last Prin Pay                Oct33      Jul17      Nov14      Nov12      Dec10
           -----------------------------------------------------------------------------------






------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

    [LOGO OMITTED] Countrywide
    --------------------------                      Computational Materials for
      SECURITIES CORPORATION             Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                            Series 2004-2
------------------------------------------------------------------------------

           Class M-4 (To Call)
           -----------------------------------------------------------------------------------
                Margin                   1.070%
           -----------------------------------------------------------------------------------
           Percent of Pricing              0%        80%        100%       120%       150%
           Prepayment Speed
           ===================================================================================
             DM @ 100-00                  107        107        107        107        107
           ===================================================================================
            WAL (yr)                     26.05       5.39       4.45       3.97       3.79
            MDUR (yr)                    19.89       5.07       4.24       3.82       3.66
            First Prin Pay               Nov25      May07      Jun07      Aug07      Nov07
            Last Prin Pay                Oct32      Jun12      Sep10      May09      Apr08
           -----------------------------------------------------------------------------------


           Class M-4 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                   1.070%
           -----------------------------------------------------------------------------------
           Percent of Pricing              0%        80%        100%       120%       150%
           Prepayment Speed
           ===================================================================================
             DM @ 100-00                  107        111        111        111        110
           ===================================================================================
            WAL (yr)                     26.17       5.89       4.84       4.31       4.05
            MDUR (yr)                    19.95       5.48       4.58       4.12       3.89
            First Prin Pay               Nov25      May07      Jun07      Aug07      Nov07
            Last Prin Pay                Sep33      Oct16      Mar14      May12      Jul10
           -----------------------------------------------------------------------------------

           Class M-5 (To Call)
           -----------------------------------------------------------------------------------
                Margin                   1.400%
           -----------------------------------------------------------------------------------
           Percent of Pricing              0%        80%        100%       120%       150%
           Prepayment Speed
           ===================================================================================
             DM @ 100-00                  140        140        140        140        140
           ===================================================================================
            WAL (yr)                     26.05       5.38       4.43       3.90       3.66
            MDUR (yr)                    19.10       5.01       4.18       3.72       3.50
            First Prin Pay               Nov25      Apr07      May07      Jul07      Aug07
            Last Prin Pay                Oct32      Jun12      Sep10      May09      Apr08
           -----------------------------------------------------------------------------------

           Class M-5 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                   1.400%
           -----------------------------------------------------------------------------------
           Percent of Pricing              0%        80%        100%       120%       150%
           Prepayment Speed
           ===================================================================================
             DM @ 100-00                  140        144        144        144        144
           ===================================================================================
            WAL (yr)                     26.16       5.81       4.77       4.19       3.88
            MDUR (yr)                    19.15       5.35       4.47       3.97       3.70
            First Prin Pay               Nov25      Apr07      May07      Jul07      Aug07
            Last Prin Pay                Aug33      Mar16      Sep13      Dec11      Mar10
           -----------------------------------------------------------------------------------






------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

    [LOGO OMITTED] Countrywide
    --------------------------                      Computational Materials for
      SECURITIES CORPORATION             Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                            Series 2004-2
------------------------------------------------------------------------------

          Class M-6 (To Call)
          ------------------------------------------------------------------------------------
               Margin                    1.700%
          ------------------------------------------------------------------------------------
          Percent of Pricing               0%        80%        100%       120%       150%
          Prepayment Speed
          ====================================================================================
            DM @ 100-00                   170        170        170        170        170
          ====================================================================================
           WAL (yr)                      26.05       5.38       4.40       3.84       3.53
           MDUR (yr)                     18.41       4.95       4.12       3.64       3.37
           First Prin Pay                Nov25      Apr07      May07      Jun07      Jul07
           Last Prin Pay                 Oct32      Jun12      Sep10      May09      Apr08
          ------------------------------------------------------------------------------------

          Class M-6 (To Maturity)
          ------------------------------------------------------------------------------------
               Margin                    1.700%
          ------------------------------------------------------------------------------------
          Percent of Pricing               0%        80%        100%       120%       150%
          Prepayment Speed
          ====================================================================================
            DM @ 100-00                   170        174        174        174        173
          ====================================================================================
           WAL (yr)                      26.14       5.68       4.64       4.05       3.69
           MDUR (yr)                     18.45       5.19       4.32       3.82       3.50
           First Prin Pay                Nov25      Apr07      May07      Jun07      Jul07
           Last Prin Pay                 Jun33      Jan15      Oct12      Feb11      Aug09
          ------------------------------------------------------------------------------------

           Class M-7 (To Call)
           -----------------------------------------------------------------------------------
                Margin                     1.800%
           -----------------------------------------------------------------------------------
           Percent of Pricing              0%        80%        100%       120%       150%
           Prepayment Speed
           ===================================================================================
             DM @ 100-00                  180        180        180        180        180
           ===================================================================================
            WAL (yr)                     26.05       5.37       4.38       3.79       3.45
            MDUR (yr)                    18.19       4.93       4.09       3.58       3.28
            First Prin Pay               Nov25      Apr07      Apr07      May07      May07
            Last Prin Pay                Oct32      Jun12      Sep10      May09      Apr08
           -----------------------------------------------------------------------------------

           Class M-7 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                   1.800%
           -----------------------------------------------------------------------------------
           Percent of Pricing              0%        80%        100%       120%       150%
           Prepayment Speed
           ===================================================================================
             DM @ 100-00                  180        181        181        181        181
           ===================================================================================
            WAL (yr)                     26.08       5.47       4.45       3.86       3.50
            MDUR (yr)                    18.21       5.01       4.15       3.64       3.32
            First Prin Pay               Nov25      Apr07      Apr07      May07      May07
            Last Prin Pay                Mar33      Sep13      Sep11      Mar10      Dec08
           -----------------------------------------------------------------------------------






------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

    [LOGO OMITTED] Countrywide
    --------------------------                      Computational Materials for
      SECURITIES CORPORATION             Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                            Series 2004-2
------------------------------------------------------------------------------

           Class B (To Call)
           -----------------------------------------------------------------------------------
                Margin                   3.000%
           -----------------------------------------------------------------------------------
           Percent of Pricing              0%        80%        100%       120%       150%
           Prepayment Speed
           ===================================================================================
             DM @ 100-00                  300        300        300        300        300
           ===================================================================================
            WAL (yr)                     25.88       5.04       4.09       3.54       3.23
            MDUR (yr)                    15.76       4.49       3.73       3.27       3.01
            First Prin Pay               Nov25      Apr07      Apr07      Apr07      Apr07
            Last Prin Pay                Aug32      Feb12      May10      Feb09      Feb08
           -----------------------------------------------------------------------------------

           Class B (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                   3.000%
           -----------------------------------------------------------------------------------
           Percent of Pricing              0%        80%        100%       120%       150%
           Prepayment Speed
           ===================================================================================
             DM @ 100-00                  300        300        300        300        300
           ===================================================================================
            WAL (yr)                     25.88       5.04       4.09       3.54       3.23
            MDUR (yr)                    15.76       4.49       3.73       3.27       3.01
            First Prin Pay               Nov25      Apr07      Apr07      Apr07      Apr07
            Last Prin Pay                Aug32      Feb12      May10      Feb09      Feb08
           -----------------------------------------------------------------------------------







------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement